Exhibit 10.13

Salisbury Bank and Trust Company

Form of Split Dollar Agreement for Executives

Participant Election Form

I, _____________________________, an Employee designated as set forth in Article 2 of the Salisbury Bank and Trust Company Split Dollar Insurance Plan (the “Plan”), hereby elect to become a Participant of this Plan according to Article 2 of the Plan.

Additionally, I acknowledge that I have read the Plan document and understand that commencement of participation is contingent on issuance of an insurance policy or policies applied for by the Bank on my life which names the Bank as beneficiary. I further agree to be bound by the terms of the Plan.

Executed this ______ day of ______________________, 201__

Participant

Acknowledged by the Plan Administrator this ________ day of ___________________, 201___

By:
Title:

SPLIT DOLLAR POLICY ENDORSEMENT
AND
BENEFICIARY DESIGNATION FORM

Insured:

MetLife                                            Policy #

Supplementing and amending the application of Salisbury Bank and Trust Company to MetLife (“Insurer”) with respect to the policy(ies) identified above, the applicant requests and directs that:

BENEFICIARIES

1. Subject to Section 2 below and the Salisbury Bank and Trust Company Split Dollar Insurance Plan (the “Plan”), the terms and conditions of which are incorporated by reference herein:

(a) The beneficiary designated by the Insured, or his/her transferee, shall be the beneficiary of an amount equal to three (3) times base annual salary, not to exceed $400,000, less $50,000.  (For example: A base annual salary of $150,000 would provide for a Death Benefit under this Agreement of: $150,000 x 3 = $450,000, reduced to maximum of $400,000, less $50,000 = $350,000) on the date of the Insured’s death prior to termination of employment. The benefit shall be paid to the Beneficiary in a lump sum within sixty (60) days following the Participant’s death.

(b) If the Participant’s employment with the Bank terminates on or after the Participant attains Normal Retirement Age, the beneficiary designated by the Insured, or his/her transferee, shall be the beneficiary of an amount equal to a multiple of final base annual salary, not to exceed $400,000, less $50,000 on the date of the Insured’s death prior. The benefit shall be paid to the Beneficiary in a lump sum within sixty (60) days following the Participant’s death. The multiple under this paragraph shall be:

Age 65 through Age 71	1.5 times Final Base Salary
Age 72 through Age 79	1.0 times Final Base Salary
Age 80 and After	0.5 times Final Base Salary

2. Notwithstanding Section 1 above, the benefit shall never exceed the Net at Risk. The Net at Risk insurance portion is the total proceeds less the cash value of the Policy(ies).

3. The beneficiary of any remaining death proceeds shall be the Salisbury Bank and Trust Company or any successor thereto.

OWNERSHIP

4. The Owner of the policy(ies) shall be Salisbury Bank and Trust Company. The Owner shall have all ownership rights in the policy(ies) except as may be specifically granted to the Insured or his/her transferee in paragraph (1) of this endorsement.

5. The Insured or his/her transferee shall have the right to assign all rights and interests in the policy(ies) with respect to that portion of the death proceeds designated in paragraph (1) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY

Upon the death of the Insured, the interest of any collateral assignee of the Owner of the policy(ies) designated in paragraph (4) above shall be limited to the portion of the proceeds described in paragraph (3) above.

OWNERS AUTHORITY

The Insurer is hereby authorized to recognize the Owner’s claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the policy(ies). The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release to the Insurer. Any transferee’s rights shall be subject to this Endorsement.

Signed this _____ day of _________________, 201___ .

SALISBURY BANK AND TRUST COMPANY By: _____________________________ Its: _____________________________

Acceptance and Beneficiary Designation

The Insured accepts and agrees to the foregoing and, subject to the rights of the Owner as stated above, make the following beneficiary designation(s) to receive the portion of the proceeds described in paragraph (1) above:

A.	Primary Beneficiary/ies

Name/Address/Telephone ___________________________________
________________________________________________________
Relationship to Participant ___________________________________
% of Plan Benefit __________________________________________
Date of Birth ______________________________________________
Social Security Number _____________________________________

B.	Contingent Beneficiary/ies (Will receive indicated portions of the proceeds if no Primary Beneficiary/ies survive the Participant)

Name/Address/Telephone ___________________________________
________________________________________________________
Relationship to Participant___________________________________
% of Plan Benefit __________________________________________
Date of Birth ______________________________________________
Social Security Number _____________________________________

Signed this ______ day of ________________, 201____. _________________________________________ Insured

Accepted by the Plan Administrator or its designated agent this ______ day of ________________, 201____.

 _____________________________________
Signature

______________________________________

Print Name

______________________________________

Title

Schedule to Form of Split Dollar Agreement

The Split Dollar Agreement with Named Executive Officer, Richard J. Cantele, Jr., President and CEO is substantially the same as the above agreement, except the post retirement benefit is 1.5 times Final Base Salary and does not decline with age.